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                                                                       Exhibit 1



                        PACIFIC GAS AND ELECTRIC COMPANY
                                PG&E CAPITAL ___

                              Preferred Securities

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                       San Francisco, California

To the Underwriters named in
 Schedule I hereto.


Ladies and Gentlemen:

     The undersigned, Pacific Gas and Electric Company, a California corporation (the "Company"), and PG&E Capital ___, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby confirm their agreement with the Underwriters named in Schedule I hereto, as follows:

     1. Underwriters and Representatives. The term "Underwriters" as used herein shall mean the one or more persons, firms and corporations named in
Schedule I hereto (including the representatives, if any, hereinafter mentioned and any underwriter substituted in accordance with the provisions of paragraph 7 hereof), and the term "Representatives" as used herein shall mean the representative or representatives, if any, designated in Schedule II hereto, who by signing this Agreement represents or represent that each has been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. If there are no such representatives, the term "Representatives" as used herein shall refer to the Underwriters. All obligations of the Underwriters hereunder are several and not joint.

     2.  Description of Preferred Securities.  The Trust proposes to issue and sell an aggregate of _______ (the "Firm Securities") and, at the election of the Underwriters, up to an additional ______ (the "Optional Securities") of its ____% Cumulative Quarterly Income Preferred Securities, Series __ (liquidation amount $_____ per preferred security) (the "Preferred Securities"), such securities having the specific terms set forth in Schedule II hereto. The Preferred Securities represent undivided beneficial interests in the assets of the Trust, guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent the Trust has funds on hand therefor set forth in a guarantee agreement (the "Guarantee") between the Company and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"). The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 4 hereof are referred to collectively as the "Securities". The proceeds of the sale by the Trust of the Securities and an aggregate of up to _______ (_______ assuming full exercise by the Underwriters of the over allotment option described herein) of its Common Securities (liquidation amount $__ per common security) (the "Common Securities") are to be invested in ____% Junior Subordinated Debentures, Series __, Due ____ (the "Debentures") of the Company, to be issued pursuant to an Indenture, as supplemented by the First Supplemental Indenture (as supplemented, the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Debenture Trustee").
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     3.  Representations and Warranties of the Trust and the Company.  Each
of the Trust and the Company jointly and severally represent and warrant to the Underwriters and each person, if any, who controls any Underwriter (other than a partner of any Underwriter firm or any person controlling any Underwriter who may be an officer or director of the Company) that:

          (a) The Company and the Trust meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), the Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") one or more registration statements (as specified in Schedule II hereto) on such Form covering the registration of the Securities, the Debentures and the Guarantee (collectively, the "Registered Securities") under the Act, a reasonable number of copies of which have been delivered to the Representatives, and each such registration statement has been declared effective by the Commission. Each such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The Trust and the Company have filed or propose to file with the Commission a prospectus supplement specifically relating to the Securities, a reasonable number of copies of which have been or will be delivered to the Representatives. Each registration statement, as amended at the date hereof, including the prospectus included therein, all documents incorporated by reference therein and all exhibits thereto, but excluding the Form T-1 of the Trustees under the Indenture, the Guarantee and the Trust Agreement, is herein referred to as the "Registration Statement." The prospectus, as supplemented to specifically refer to the final terms and conditions of the Securities, in the form first filed with the Commission pursuant to Rule 424 under the Act, including all documents incorporated by reference therein, is herein referred to as the "Prospectus," and any preliminary form of the Prospectus is herein referred to as a "Preliminary Prospectus."

          (b) The Commission has not issued an order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission; the Registration Statement, as of its effective date (including the date or dates any amendments thereto became effective), and each Preliminary Prospectus, as of the issue date thereof, complied in all material respects with the Act and the rules, regulations and instructions of the Commission thereunder and neither the Registration Statement, as of the aforesaid effective date, nor any Preliminary Prospectus or Prospectus, as of its respective issue date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the date hereof and at all times subsequent hereto up to each Time of Delivery as hereinafter defined, the Registration Statement and the Prospectus, and any amendments or supplements thereto, comply and will comply in all material respects with the provisions of the Act and the rules, regulations and instructions of the Commission thereunder, and neither the Registration Statement nor the Prospectus, nor any amendments or supplements thereto, contain or will contain any untrue statement of a material fact or omit or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The documents incorporated by reference in the Registration Statement, in each Preliminary Prospectus and in the Prospectus, when they were filed with the Commission, complied in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules, regulations and instructions of the Commission thereunder, and

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     any documents so filed and incorporated by reference subsequent to the date hereof will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act, and the rules, regulations and instructions of the Commission thereunder; and none of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Arthur Andersen & Co., who have examined the consolidated financial statements included or incorporated by reference in the Registration Statement, in each Preliminary Prospectus and in the Prospectus, and have issued their opinion thereon, are independent public accountants within the meaning of the Act and the rules and regulations of the Commission thereunder.

          (e) Subsequent to the respective dates as of which information is given in the Registration Statement or in the Prospectus, and other than as disclosed therein, (i) neither the Company nor any of its subsidiaries has, and, at each Time of Delivery, neither the Company nor any of its subsidiaries will have, incurred any liabilities or obligations, contingent or otherwise, which are material in the aggregate to the financial condition of the Company and its subsidiaries, taken as a whole, and (ii) there has not occurred, and at each Time of Delivery there will not have occurred, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, taken as a whole.

          (f) Except as set forth in the Registration Statement or in the Prospectus, there are no material legal or governmental proceedings to which the Company or any subsidiary is a party or of which property of the Company or any subsidiary is the subject and, to the best of the Company's knowledge, no such proceedings are contemplated by governmental authorities or others.

          (g) This Agreement has been duly authorized, executed and delivered on behalf of the Company and the Trust and, assuming that it has been duly authorized, executed and delivered by or on behalf of the Underwriters, is a valid and binding agreement in accordance with its terms; the Company and the Trust have or will have, prior to each Time of Delivery, full power and lawful authority to issue and sell the Securities on the terms and conditions herein contemplated and such issue and sale have been duly authorized by such orders of the Commission as are required under the laws administered by it and (subject to compliance with applicable blue sky laws of states and other jurisdictions and the receipt of an order of the Public Utilities Commission of the State of California) no other approval of any public body is or will, at the Time of Delivery, be necessary in connection with the issue of the Guarantee or the Debentures or the issue and sale of the Securities to the Underwriters.

          (h) The Company is a corporation duly incorporated, validly existing and authorized to exercise its corporate powers, rights and privileges under the laws of the State of California.

          (i) The Trust has been duly created and is validly existing as a statutory business trust under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own property and conduct its business as described in the Prospectus,

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     and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement between the Company and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (j) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that the holders of Securities may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges only from transfers or exchanges of Securities certificates and the issuance of replacement certificates and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement.

          (k) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than pursuant to the Company's First and Refunding Mortgage, dated December 1, 1920, as amended and supplemented by the Supplemental Indentures thereto dated April 23, 1925, October 1, 1931, March 1, 1941, September 1, 1947, May 15, 1950, May
     1, 1954, May 21, 1958, November 1, 1964, July 1, 1965, July 1, 1969,
     January 1, 1975, June 1, 1979, August 1, 1983 and December 1, 1988.

          (l) The Guarantee, the Debentures, the Trust Agreement and the Indenture (the Guarantee, the Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Debentures, when validly issued by the Company and validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be (a) bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, (c) the possible unavailability of specific performance or injunctive relief, (d) the possible unenforceability under certain circumstances of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of the right or remedy, (e) the possible unenforceability under certain circumstances of provisions stating that the terms and conditions of such documents or instruments may only be waived in writing, (f) the unenforceability of provisions that limit or restrict waivers of future acts or defenses, (g) a determination that enforcement would under certain circumstances violate the enforcing party's implied covenant of good faith and fair dealing, (h) the possible unenforceability of liquidated damages provisions if determined to be unreasonable, operate as a penalty or be otherwise contrary to public policy, and (i) the unenforceability under certain circumstances of provisions releasing or indemnifying a party from or against liability for its own wrongful or negligent acts or where indemnification is contrary to public policy, but such limitations on the enforceability of such documents or instruments would not render any of them invalid as a whole or substantially interfere with the realization of the principal benefits provided thereby;

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     the Debentures are entitled to the benefits of the Indenture; and the
     Company Agreements will conform to the descriptions thereof in the Prospectus.

          (m) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Debentures by the Trust, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement, except the issuance of an order of the Public Utilities Commission of the State of California, the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act of 1939, as amended (the "TIA"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters.

          (n) The issuance by the Company of the Guarantee, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Company Agreements, and the consummation of the transactions herein and therein contemplated will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Restated Articles of Incorporation, its Bylaws, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound.

          (o) Neither the Trust nor the Company is, and after giving effect to the offering and sale of the Securities, neither the Trust nor the Company will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Notwithstanding anything herein contained, the Trust and the Company make no warranties to any Underwriter as to untrue statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made solely in reliance upon information furnished herein or in writing to the Trust and the Company by any Underwriter, directly or through the Representatives, expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

     4. Purchase and Sale of Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions of this Agreement, (a) the Trust and the Company agree that the Trust shall issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, the number of Firm Securities set forth after the name of such Underwriter in
Schedule I hereto, at the purchase price set forth in

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Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust and the Company agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per Preferred Security set forth in clause (a) of this
Section 4, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Preferred Securities) determined by multiplying such number of Optional Securities by a fraction the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

     The Trust and the Company hereby grant to the Underwriters the right to purchase from the Trust at their election up to _______ Optional Securities, at the purchase price per Preferred Security set forth in the paragraph above plus accrued distributions to the date of such purchase, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 6 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to ____________________, for the accounts of the several Underwriters, an amount equal to $______ per Preferred Security for the Securities to be delivered at each Time of Delivery.

     5. Public Offering. The Underwriters agree that as soon as practicable, in the judgment of the Representatives, they will make a bona fide public offering of their respective portions of the Securities, at the initial public offering price set forth in the Prospectus, with such concessions and discounts to dealers as may be set forth therein. It is understood that after the initial such offering of the Securities the Underwriters reserve the right to vary the offering price and any concessions or discounts to dealers and to withdraw, cancel or modify such offering without notice.

     6. Time and Place of Closing. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, shall be delivered by or on behalf of the Trust to ____________________, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of funds to a bank account designated by the Company. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 8:00 a.m., San Francisco time, on ______, 1995 or such other time and date as ____________________ and the Company may agree upon in writing, and, with respect to the Optional Securities, 8:00 a.m., San Francisco time, on the date specified by ____________________ in the written notice given by ____________________ of the Underwriters'

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election to purchase such Optional Securities, or such other time and date as
____________________ and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     At each Time of Delivery, the Company will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under Section 4 hereof by wire transfer of funds to a bank account designated by _____________. On the day immediately following each Time of Delivery, the Company will pay to __________, by wire transfer of funds to a bank account designated by ________, interest on the purchase price for one day at the Fed Funds Effective Rate for such Time of Delivery.

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 9(h) hereof, will be delivered at the offices of the Company, 31st Floor, 77 Beale Street, San Francisco, California (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., San Francisco time, on the business day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

     It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment to the Trust for the Securities to be purchased by any Underwriter or Underwriters whose funds shall not have been received by the Representatives at the Time of Delivery as aforesaid, for the account of such Underwriter or Underwriters. Any such payment by the Representatives shall not relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     7. Partial Default by Underwriters. If one or more Underwriters shall default in its or their obligation (otherwise than for some reason sufficient to justify the cancellation or termination of this Agreement) to purchase and pay for the Securities which it or they have agreed to purchase and pay for at a Time of Delivery under this Agreement, and if the number of such Securities:

          (a) does not exceed 10% of the aggregate number of Securities, the non-defaulting Underwriters shall have the right and become obligated severally to take up and pay for (in addition to the number of Securities set opposite their respective names in Schedule I attached hereto) the Securities agreed to be purchased by all such defaulting Underwriters at such Time of Delivery as nearly as possible in the respective proportions which the numbers set opposite the names of such non-defaulting Underwriters in Schedule I attached hereto bear to the aggregate of the numbers so set opposite the names of all such non-defaulting Underwriters, provided, however, that in no event shall any non-defaulting Underwriter be obligated under this paragraph 7(a) to take up and pay for more than one-ninth of the number of Securities set opposite its name in Schedule I hereto. The Representatives, for the accounts of the several non-defaulting Underwriters, may take up and pay for all or any part of such additional number of Securities to be purchased by each such Underwriter at such Time of Delivery under this paragraph 7(a), or the Representatives may find one or more substitute purchasers to purchase such Securities or one or more of the remaining Underwriters may agree to purchase such Securities in such proportions as may be approved by the Representatives, in each case upon the terms herein set

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     forth.  In any such event, the Representatives may postpone the time for delivery of the Securities at such Time of Delivery to a later time on the day of the Time of Delivery or on the next following business day; or

          (b) exceeds 10% of the aggregate number of Securities to be purchased at such Time of Delivery, the Representatives, at any time within 24 hours following such Time of Delivery, may arrange for a person or persons satisfactory to the Company (who may be or may include one or more of the non-defaulting Underwriters) to take up and pay for, in such proportions as the Representatives may determine, the number of Securities agreed to be purchased by all such defaulting Underwriters at such Time of Delivery and, if such arrangements are so made, the Time of Delivery of the Securities may be postponed by the Representatives to a later time on said date or until any time prior to 10:00 A.M., San Francisco Time, on the fourth succeeding business day and, in such event, the Company and the Trust agrees to file promptly with the Commission any amendment to the Registration Statement or supplement to the Prospectus as may be required, and the delivery of the Securities at such Time of Delivery shall be subject to the condition that such amendment shall have become effective or such supplement shall have been filed. If the Securities which any defaulting Underwriter or Underwriters agreed to purchase and pay for shall not be purchased by non-defaulting or substituted Underwriters as above provided, such default shall not relieve any Underwriter from its obligation to purchase and pay for the number of Securities set opposite its name in Schedule I hereto, and the Company and the Trust in such event may elect within a further 24-hour period either (i) to terminate this Agreement without liability on the part of the Company and the Trust or any non-defaulting Underwriter, or (ii) to proceed with the sale and delivery hereunder of less than all of the Securities to be purchased at such Time of Delivery. If the Company and the Trust shall so elect to proceed, it shall notify the Representatives within such further 24-hour period and may postpone the time for delivery of the Securities to be purchased at such Time of Delivery to a later time on the day of such Time of Delivery or may postpone the Time of Delivery to any business day within the next seven days after the day originally specified for the Time of Delivery.

     Any action under this paragraph 7 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     8. Certain Covenants of the Trust and the Company. The Trust and the Company jointly and severally agree:

          (a) To file or transmit for filing with the Commission in the manner prescribed by Rule 424 under the Act copies of the Prospectus in the form approved by the Representatives and to make no further amendments or supplements to the Registration Statement or Prospectus after the date hereof and prior to the Time of Delivery without the prior consent of the Representatives which will not unreasonably be withheld;

          (b) To use its best efforts to qualify the Registered Securities and to assist in the qualification of the Registered Securities by or on behalf of the Representatives for offer and sale under the blue sky laws of such states and other jurisdictions as the Representatives may designate and to reimburse the Representatives for fees and out-of-pocket expenses paid by them or on their behalf to so qualify the Registered Securities for offer and sale; provided that the Company and

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     the Trust shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or pay, or reimburse the Representatives for, such fees and expenses in an amount aggregating in excess of $16,000; and to prepare and file, from time to time, such statements and reports as are or may be required of each of them as the issuer of the Registered Securities to continue such qualifications under such blue sky laws in effect for so long a period as the Representatives may reasonably request;

          (c) To furnish to each Representative one signed copy of the Registration Statement and of all amendments thereto (including all exhibits except the powers of attorney and those incorporated by reference), one signed copy (which may be included in the Registration Statement or amendments thereto) of each consent and certificate or opinion of independent public accountants and of each other person whose profession gives authority to statements made by him and who is named in the Registration Statement as having prepared, certified or reviewed any part thereof, and to furnish the Representatives sufficient unsigned copies of the foregoing (other than exhibits) for distribution of one such copy to itself and each of the other Underwriters;

          (d) To make all reasonable effort to deliver to the Underwriters without charge, prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement, and from time to time for a period of nine months thereafter, as many copies of the Prospectus (and any amendments or supplements thereto) in New York City as the respective Underwriters or the Representatives may reasonably request for the purposes contemplated by the Act;

          (e) To advise the Representatives promptly (confirming such advice in writing) of any request made by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto and of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement, or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and if any such order should be entered by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible;

          (f) To advise the Representatives promptly of any order or action of any court or the Commission and of any order or communication of a public authority addressed to the Trust or the Company suspending, or threatening to suspend, the qualification of any of the Registered Securities for sale and, in the event of any order preventing the offering or sale of any of the Registered Securities, promptly to use its best efforts to obtain the withdrawal of such order;

          (g) To apply an amount equal to the net proceeds from the sale of the Securities, in the case of the Trust, and the Debentures, in the case of the Company, for the purposes set forth in the Prospectus;

          (h) As long as any of the Securities shall remain outstanding, to furnish the Representatives, and each of the other Underwriters on its request, as soon as practicable, (i) copies of any published reports of the Company, including the annual report and quarterly reports of the Company to its shareholders, and (ii) copies of earnings statements of the Company after the end of each of the first three quarters of the fiscal year;

          (i) As soon as practicable, to make generally available to its security holders, and deliver to each of the Underwriters, on request, a copy of an earning statement of the Company covering a period of at least twelve months beginning after the effective date of the Registration Statement (as that term is defined in Rule 158 under the Act), which earning statement shall be in such form and of such substance as may be necessary to condition the right of recovery as provided in the last paragraph of Section 11(a) of the Act;

          (j) So long as the Act requires the use of a prospectus in connection with the sale of the Securities, but not longer than nine months after the date hereof, if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading, the Company and the Trust will notify the Representatives and, upon the request of the Representatives (if made within such period), will forthwith prepare and furnish to each Underwriter and to any dealer in securities, a supplement to the Prospectus or an amended prospectus which will correct such statement or omission. After nine months from the date hereof, any prospectus or supplement thereto or amended prospectus required by any Underwriter will be supplied by the Company and the Trust at the request of such Underwriter but only at the expense of such Underwriter;

          (k) To pay all expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement and the printing of the copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and this Agreement (including any attached and related agreements) required by the Underwriters, (ii) the issue and delivery of the Securities to the Underwriters, (iii) the qualification of the Registered Securities under the blue sky laws as aforesaid (including the fees and expenses of Counsel for the Underwriters but subject to the limits on such expenses and fees specified in subparagraph (b) of this paragraph
     8) and all registrations and listings of the Registered Securities, and
     (iv) the furnishing of the opinions of Counsel for the Company and the Trust, certificates and letters of the independent public accountants and the certificates referred to in paragraph 9 hereof;

          (l) To pay the fees and expenses of Counsel for the Underwriters and to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in contemplation of the performance of this Agreement in the event that the Underwriters hereunder do not take up and pay for any of the Securities for a reason expressly permitted by the terms of this Agreement, the Underwriters agreeing to pay such fees and expenses in any other event, except as herein otherwise specifically provided;

          (m) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the First Time of Delivery, on which the distribution of the Securities ceases, as determined by you and notified to the Company, and (ii) 30 days after the First Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities, any other beneficial interests of the Trust, or any preferred securities or any other securities of the Trust, any other similar trust or the Company, as the case may be, that are substantially similar to the Securities, including the Guarantee, or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust, any other similar trust or the Company;

          (n) That the Board of Directors of the Company will adopt prior to the First Time of Delivery resolutions in form and content satisfactory to Counsel for the Underwriters creating or delegating the authority to create the terms and authorizing the issuance of the Securities;

          (o) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein; and

          (p) To use its best efforts to list, subject to notice of issuance, the Securities on the __________ Stock Exchange.

     9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject to the condition that all representations, warranties, and other statements of the Company and the Trust herein, or made pursuant to this Agreement, are true and correct, except for immaterial details, the condition that the Company and the Trust perform all their respective obligations hereunder, except for immaterial delays, and the following additional conditions precedent:

          (a) The Registration Statement shall at such Time of Delivery remain in effect and no stop order suspending the effectiveness of the Registration Statement or other order preventing or suspending the use of the Prospectus shall have been issued and no proceedings for such purposes shall be pending or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with by the Company and the Trust to the satisfaction of the Commission and the Representatives; and no legal action shall have been commenced seeking to enjoin the issuance or sale of any of the Securities or otherwise challenging the legality or enforceability of any of the Securities or the transactions contemplated hereby.

          (b) Prior to such Time of Delivery, (i) the Board of Directors of the Company or a committee thereof, or an offer with delegated authority shall have adopted resolutions or executed a certificate, as the case may be, in form and content satisfactory to Counsel for the Underwriters creating, establishing or delegating the authority to create the terms and authorizing the issuance of the Securities, (ii) the Public Utilities Commission of the State of California and the Commission shall have entered such orders as are required to permit the issue and sale of the Securities on the terms set forth in the Prospectus and in this Agreement, (iii) any other public bodies having jurisdiction over the issue and sale of the Securities to the Underwriters shall have entered such orders as may be necessary in this connection, and (iv) all such resolutions and orders shall be in full force and effect, and all conditions precedent contained therein shall have been fully complied with.

          (c) The Representatives shall have received from Sullivan & Cromwell, Counsel for the Underwriters, an opinion satisfactory to the Representatives with respect to the validity of the Securities and with respect to such other legal matters relating to this Agreement, the Registration Statement and the Prospectus as the Representatives may reasonably require.

          (d) The Company and the Trust shall have furnished to Sullivan & Cromwell, Counsel for the Underwriters, such documents and information as the Representatives or such Counsel may reasonably request for the purpose of enabling them to pass upon the legal matters referred to above.

          (e) The Company shall have furnished to the Representatives the written opinion (a draft of such opinion is attached as Annex I(a) hereto), dated such Time of Delivery, of Gary P. Encinas, Chief Counsel for the Company, or other special counsel to the Company, to the effect that:

              (i) the Company is a corporation duly incorporated, validly existing and authorized to exercise its corporate powers, rights and privileges under the laws of the State of California, is doing business only in the State of California and has an authorized capitalization and funded debt as set forth in the Registration Statement and the Prospectus;

              (ii) each of the active subsidiaries owned directly by the Company is a corporation duly incorporated, validly existing and authorized to exercise its corporate powers, rights and privileges under the laws of the jurisdiction in which it was incorporated, and is duly qualified as a foreign corporation in all other jurisdictions wherein the character of the properties owned or the nature of the business transacted makes such qualification necessary; and all the outstanding shares of such corporations have been validly authorized and issued and are fully paid and nonassessable;

              (iii) the outstanding shares of the common stock and the preferred stocks of the Company are validly issued, fully paid and nonassessable and said shares and the Securities conform to the statements concerning them in the Registration Statement and the Prospectus;

              (iv) the Public Utilities Commission of the State of California and the Commission have entered such orders as are required to permit the issue and sale of the Securities on the terms set forth in the Registration Statement, the Prospectus and this Agreement; and (subject to compliance with applicable blue sky laws of states and other jurisdictions) no other approval or authorization of any public body is necessary in connection with the issue and sale of the Securities to the Underwriters;

              (v) The Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement and the agreements and instruments contemplated by the Trust Agreement and the Prospectus and the Indenture; and to the best of such counsel's knowledge, there are no legal or governmental proceedings to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vi) The Company Agreements have each been duly authorized, executed and delivered by the Company and such Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms,except as may be limited by (a) bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, (c) the possible unavailability of specific performance or injunctive relief, (d) the possible unenforceability under certain circumstances of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of the right or remedy, (e) the possible unenforceability under certain circumstances of provisions stating that the terms and conditions of such documents or instruments may only be waived in writing, (f) the unenforceability of provisions that limit or restrict waivers of future acts or defenses, (g) a determination that enforcement would under certain circumstances violate the enforcing party's implied covenant of good faith and fair dealing, (h) the possible unenforceability of liquidated damages provisions if determined to be unreasonable, operate as a penalty or be otherwise contrary to public policy, and
          (i) the unenforceability under certain circumstances of provisions releasing or indemnifying a party from or against liability for its own wrongful or negligent acts or where indemnification is contrary to public policy, but such limitations on the enforceability of such documents or instruments would not render any of them invalid as a whole or substantially interfere with the realization of the principal benefits provided thereby; the Debentures are entitled to the benefits provided by the Indenture; and the Company Agreements conform in all material respects to the descriptions thereof in the Prospectus;

              (vii) the Registration Statement and the Prospectus (other than the financial statements included therein, as to which no opinion need be rendered), and any supplement or amendment thereto, as of their respective effective or issue dates and as of such Time of Delivery, complied and comply as to form in all material respects with the provisions of the Act and the rules, regulations and instructions of the Commission thereunder, and, as of such respective dates, such counsel does not know of any untrue statement of a material fact in the Registration Statement, the Prospectus, or such supplement or amendment, or of the omission to state in the Registration Statement or the Prospectus, or such supplement or amendment, a material fact required to be stated therein or necessary to make the statements therein not misleading;

              (viii) this Agreement has been duly authorized, executed and delivered on behalf of the Company and the Trust and, assuming that it has been duly authorized, executed and delivered by or on behalf of the Underwriters, is a valid and binding agreement in accordance with its terms (except that rights to indemnity hereunder may be limited under applicable laws);

              (ix) the performance by the Company and the Trust of this Agreement will not contravene any provision of applicable law (subject to compliance with applicable blue sky laws of states and other jurisdictions) or the Restated Articles of Incorporation or Bylaws of the Company or, to the knowledge of such counsel, any agreement or other instrument binding upon the Company or the Trust; and

              (x) subject to compliance with applicable blue sky laws of states and other jurisdictions and Section 5(b) of the Act, the Securities may be marketed in interstate commerce on the terms set forth in the Registration Statement and Prospectus.

          (f) Ballard Spahr Ingersoll & Andrews, special counsel for the Trust and the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex I(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) Such firm confirms its opinion set forth in the Prospectus under the caption "United States Taxation";

              (ii) This Agreement has been duly authorized, executed and delivered by the Trust; and

              (iii) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee" and "Description of the Debentures", insofar as they purport to constitute a summary of the terms of the securities therein described, and under the caption "Underwriting" in the Prospectus Supplement (other than statements based on information furnished by an Underwriter expressly for use therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and the statements set forth in the Prospectus Supplement under the caption "United States Taxation", insofar as they purport to constitute a summary of the laws referred to therein, are accurate in all material respects.

          (g) Richards, Layton & Finger, special Delaware counsel for the Trust and the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex I(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required as of the Time of Delivery under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

              (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

              (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees, in accordance with its terms subject, as to enforcement, to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

              (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and
          (b) issue and perform its obligations under the Securities and the Common Securities;

              (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

              (vi) The Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The holders of Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement;

              (vii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights;

              (viii) The issuance and sale by the Trust of Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

              (ix) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities. In rendering the opinion expressed in this paragraph (ix), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

              (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee) or employees in the State of Delaware, the holders of the Securities (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          (h) The Trust and the Company shall have furnished to the Representatives certificates, dated as of such Time of Delivery, of an officer or trustee of the Trust and the Company satisfactory to the Representatives that, as of such Time of Delivery, he or she does not know of any proceeding instituted or threatened of a character required to be disclosed in the Registration Statement or in the Prospectus which is not disclosed therein; that he or she does not know of any contracts which are required to be referred to in the Registration Statement or in the Prospectus or filed as exhibits to the Registration Statement, which are not referred to therein or so filed as exhibits; that, to the best of his or her knowledge, since the respective dates as of which information is given in the Registration Statement or in the Prospectus, except to the extent disclosed therein, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, contingent or otherwise, which are material in the aggregate to the financial condition of the Company and its subsidiaries, taken as a whole, and (ii) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company and its subsidiaries, taken as a whole; that there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder and which upon such filing would be deemed to be incorporated by reference in the Registration Statement or in the Prospectus, which has not been so filed; and that no stop order suspending the effectiveness of the Registration Statement or other order preventing or suspending the use of the Prospectus has been issued and no proceedings for such purposes are pending before or to the knowledge of the Company and the Trust threatened by the Commission.

          (i) The Representatives shall have received from Arthur Andersen & Co. a letter, dated and delivered to the Representatives at such Time of Delivery, to the effect set forth in Annex II (a draft of the form of letter is attached as Annex I(d) hereto).

          (j) The Company and the Trust shall have furnished to the Representatives such other affidavits and certificates as to the accuracy and completeness of any statement in the Registration Statement or in the Prospectus as of such Time of Delivery as the Representatives may reasonably request, upon timely notice.

          (k) The Company and the Trust shall have complied with the provisions of Section 8(d) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

          (l) The Securities to be sold by the Trust at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the ________ Stock Exchange.

     All opinions, letters and certificates above mentioned shall be deemed to be in compliance with this paragraph 9 only if they shall be in form and substance satisfactory to the Representatives; and there shall be delivered to the Representatives sufficient copies of the above mentioned legal opinions and letters for each of the Underwriters.

     In case any of the conditions specified above in this paragraph 9 shall not have been fulfilled at such Time of Delivery, this Agreement may be terminated by the Representatives upon notice thereof to the Company and the Trust. Any such termination shall be without further liability of any party to any other party except as provided in subparagraphs (b), (k) and (l) of paragraph 8 hereof.

     10. Conditions of the Company's and the Trust's Obligations. The obligations of the Company and the Trust to sell and deliver the Securities at each Time of Delivery are subject to the following conditions:

          (a) At such Time of Delivery, the order of the Public Utilities Commission of the State of California and all requisite orders of the Commission permitting the issue and sale of the Securities shall have been entered, none of such orders shall contain any conditions deemed by the Company to be unduly burdensome to it (it being understood that any such order in effect as of the date hereof contains no such burdensome conditions) and no stop order suspending the effectiveness of the Registration Statement or other orders preventing or suspending the use of the Prospectus shall be in effect and no proceedings therefor shall be pending before or threatened by the Commission; and

          (b) Concurrently with the delivery of the Securities to the Representatives at such Time of Delivery, the Trust shall receive the full purchase price of the Securities so delivered.

     In case either of the conditions specified above in this paragraph 10 shall not have been fulfilled at such Time of Delivery, this Agreement may be terminated by the Company and the Trust, upon notice thereof to the Representatives. Any such termination shall be without further liability of any party to any other party except as provided in subparagraphs (b), (k) and (l) of paragraph 8 hereof.

     11.  Indemnification and Contribution.

          (a) The Company and the Trust will jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter (other than a director or officer of the Company) within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, or any such controlling person, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) the failure of the Company and the Trust to obtain any requisite order, approval or authorization of any public body in connection with the issue and sale of the Securities to the Underwriters, or (ii) any untrue statement or alleged untrue statement of any material fact included in the Registration Statement, or in any Preliminary Prospectus or in the Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage, liability or action (x) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or in any Preliminary Prospectus or in the Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of any Underwriter, directly or through the Representatives specifically for use in the preparation thereof, or (y) is caused by any statement in or omission from the Form T-1 statement signed by the Debenture Trustee under the Indenture, the Guarantee Trustee under the Guarantee or the Property Trustee under the Trust

     Agreement, or (z) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus to a person as to whom it shall be established that the Securities in respect of which such loss, claim, damage, liability or action is asserted shall have been delivered after sale without being accompanied or preceded by a Prospectus (excluding documents incorporated by reference) at a time when such delivery of such Prospectus is required by the Act, provided that the Company shall have fully complied with any obligation under paragraph 8(d) hereof. This indemnity agreement will be in addition to any liability which the Company and the Trust may otherwise have.

          (b) Each Underwriter will indemnify and hold harmless the Company and the Trust, each director and officer of the Company and the Trust and each person, if any, who controls the Company and the Trust within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities to which the Company and the Trust or any such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or in any Preliminary Prospectus or in the Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, or in any Preliminary Prospectus or in the Prospectus, or in any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; and will reimburse the Company and the Trust and each person so indemnified for any legal or other expenses reasonably incurred by the Company and Trust or such person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c)  Promptly after receipt by an indemnified party under subparagraph
     (a) or (b) of this paragraph 11 of notice of the commencement of any action such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subparagraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent.

          (d) If recovery is not available under the foregoing indemnification provisions of this paragraph 11, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total public offering price of the Securities purchased by such Underwriter under this agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. The Underwriters' obligations to contribute are several in proportion to their respective purchase obligations and not joint.

     12. Survival of Warranties, etc. The indemnity and contribution agreements contained in paragraph 11 hereof and the representations, warranties and other statements of the Company and the Trust in this Agreement, or made pursuant to this Agreement, shall remain in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person or by or on behalf of the Company or the Trust, or any of its officers, directors or controlling persons and (iii) acceptance of and payment for the Securities hereunder.

     13. Effective Date of this Agreement; Termination. This Agreement shall become effective upon release by the Representatives of the Securities for sale to the public. For purposes of this paragraph 13 the Securities shall be deemed to have been released for sale to the public upon release by the Representatives of a newspaper advertisement relating to the Securities or upon release by the Representatives of telegrams, or other equivalent standard form of telecommunication, offering the Securities for sale to securities dealers, whichever shall first occur. Until such time, this Agreement may be terminated by the Company and the Trust by notice to the Representatives, or by the Representatives by notice to the Company and the Trust.

     In addition to the foregoing provisions and to the applicable provisions contained in paragraphs 7, 9 and 10 hereof, this Agreement may also be terminated at any time prior to such Time of Delivery by the Representatives if at or prior to a Time of Delivery (i) trading in the Company's securities or in securities generally on the New York or American Stock Exchanges shall have been suspended by the Commission or other governmental authority or by either such Exchange, or a banking moratorium shall have been declared by New York or United States governmental authorities; (ii) there shall have been an outbreak or escalation of war or other major hostilities involving the United States which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or sell the Securities; (iii) the Company shall have sustained a material and substantial loss by fire, flood, accident, earthquake or other calamity, whether or not said loss shall have been insured; (iv) there shall have occurred any change in the financial position or results of operation of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or sell the Securities; (v) there shall have been any decrease in the ratings of any of the Company's debt securities or preferred stock, or any public announcement that such ratings are under review or surveillance with negative implications by Moody's Investors Service, Inc., or Standard & Poor's Ratings Group; or (vi) there shall have occurred any other condition of termination set forth in
Schedule II hereto. If the Representatives elect to terminate this Agreement, as provided in this paragraph 13, the Company, the Trust and each other Underwriter shall be notified promptly by telephone, telegram or other equivalent standard form of telecommunication, confirmed in writing.

     If this Agreement shall be terminated for any reason permitted under this Agreement, or if the sale of the Securities to the Underwriters as herein contemplated shall not be carried out because the Company or the Trust is not able to comply with the terms hereof, the Company and the Trust shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated in this Agreement (except that the Company and the Trust shall remain liable to the extent provided in subparagraphs (b), (k) and (l) of paragraph 8 hereof) and the Underwriters, other than a defaulting Underwriter, if any, shall be under no liability to the Company or the Trust nor be under any liability to one another under this Agreement.

     14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, or by telegram or other equivalent standard form of telecommunication, and if to the Underwriters or the Representatives shall be sufficient in all respects if delivered or sent to the Representatives at the address specified in Schedule II hereto, and, if to the Company or the Trust, shall be sufficient in all respects if delivered or sent to the Company or the Trust, attention of Ms. Leslie Everett, Corporate Secretary, at 77 Beale Street,
P.0. Box 770000, San Francisco, California, 94177.

     15. Parties in Interest. This Agreement shall inure solely to the benefit of the Company, the Trust and the Underwriters and, to the extent provided in paragraph 11 hereof, to any officer or director of the Company or the Trust or to any person who controls the Company, the Trust or any Underwriter, and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors" shall not include any purchaser of any of the Securities from any Underwriter merely because of such purchase.

     16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Trust and the Underwriters in accordance with its terms.

                                    Very truly yours,


                                    Pacific Gas and Electric Company


                                    By
                                       ---------------------------------------
                                                   Gordon R. Smith
                                     Senior Vice-President and Chief Financial
                                     Officer


                                    PG&E CAPITAL -

                                    By:  Pacific Gas and Electric Company, as
                                         Depositor


                                    By
                                       ---------------------------------------
                                                   Gordon R. Smith
                                     Senior Vice-President and Chief Financial
                                     Officer


Confirmed as of the date of this Agreement specified in Schedule II hereto:







------------------------------------------

On behalf of themselves and as Representatives of the several Underwriters named in
Schedule I hereto.

                                   SCHEDULE I

                                                                  Number of
                                                                  Optional
                                                                 Securities if
                                                 Number of         Maximum
                                                   Firm           Option is
     Underwriter                                Securities        Exercised
     -----------                                ----------      --------------



     Total..................................
                                                ==========      ==============

                                  SCHEDULE II

                              Preferred Securities


Title:                       ____% Cumulative Quarterly Income Preferred
                             Securities, Series A (liquidation amount $____ per preferred security)

Distribution Rate:           ___%, from and including the original date of
                             issue.

Redemption Provisions:       The Securities will not be redeemable prior to
                             ___________, 2000; on and after that date, the
                             Securities will be redeemable at the option of the
                             Trust, in whole or in part, at any time, on not
                             less than 30 days' or more than 60 days' notice at
                             the redemption prices stated in the Prospectus
                             plus an amount equal to the accumulated and unpaid
                             dividends thereon, if any, to and including the
                             date of redemption.

Other Terms:                 The Securities shall have such other terms as are
                             stated in the Prospectus.

Purchase Price:              $_____ per Security.

Date and Time of Closing:    8:00 A.M., San Francisco Time, on ________, 1995.

Names of Representatives:
   (with address for notices)

Date of Purchase Agreement:  _____________, 1995

Registration Statement:      Registration No. 33-_______________

                                                                        ANNEX II

          Pursuant to Section 9(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

           (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

           (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there has been any decrease in common stock equity (in excess of 3%) or any increase in the consolidated short-term debt (in excess of 10% and such increase equals at least $100 million) or long-term debt (in excess of 5%) of the Company and its subsidiaries, or other items reasonably specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in operating revenues, net income, earnings available for common stock or earnings per common share or other items specified by the Representatives, or any increases in any items reasonably specified by the Representatives, or there were any significant events from the date of the latest available unaudited consolidated financial statements through the specified date referred to in Clause (E) that would decrease operating revenues, net income, earnings available for common stock or earnings per common share for the month in which such specified date occurs and any prior month not included in the latest available unaudited consolidated financial statements in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minutes books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the Securities for purposes of the letter delivered at the Time of Delivery for such Securities.